Aristotle International Equity Fund
Class I: ARSFX
A series of Investment Managers Series Trust

Supplement Dated May 22, 2015
To the Summary Prospectus and Prospectus Dated May 1, 2015

The following replaces the section titled “Portfolio Managers” in the Fund’s Summary Prospectus and Prospectus:

The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer, Geoffrey S. Stewart, CFA, Principal and Portfolio Manager – International, and Sean M. Thorpe, Principal and Portfolio Manager – International.  Mr. Gleicher has been a portfolio manager of the Fund since May 2015 and Messrs. Stewart and Thorpe have served as portfolio managers of the Fund since its inception on March 31, 2014.

The following supplements the applicable information under the section titled “MANAGEMENT OF THE FUND – Portfolio Managers” in the Fund’s Prospectus:

Portfolio Managers

International Equity Fund
Howard Gleicher, CFA, Geoffrey S. Stewart, CFA, and Sean M. Thorpe are jointly and primarily responsible for the day to day portfolio management of the Fund.  All investment decisions are made by the portfolio managers as a team.

Howard Gleicher, CFA, has 30 years of investment experience.  Mr. Gleicher is the founder, Chief Executive Officer, Chief Investment Officer and Principal of the Advisor.  Prior to founding the Advisor in 2006, he co-founded and served as Chief Executive Officer and Chief Investment Officer at Metropolitan West Capital Management, LLC (“MetWest Capital”). Prior to co-founding MetWest Capital, Mr. Gleicher served as principal, portfolio manager and Investment Policy Committee member with Palley-Needelman Asset Management, Inc. and as vice president and equity portfolio manager with Pacific Investment Management Company.  Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and an MBA from Harvard Business School.

Aristotle International Equity Fund
Class I: ARSFX
A series of Investment Managers Series Trust

Supplement dated May 22, 2015
To the Statement of Additional Information Dated May 1, 2015

The following information supplements information in the section titled “MANAGEMENT OF THE FUNDS - Portfolio Managers” in the Fund’s Statement of Additional Information:

As of December 31, 2014, information on other accounts managed by Howard Gleicher is as follows.

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	4	$949 million	0	$0
Other Pooled Investments	5	$2,171 million	0	$0
Other Accounts	857	$5,292 million	0	$0

Compensation. The Portfolio Managers are paid a base salary and are eligible to participate in the company’s annual bonus pool.  Mr. Gleicher has an equity position in the Advisor. The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Funds by the Portfolio Managers.  As of December 31, 2014, Mr. Gleicher did not own any shares of the Fund.

Please retain this Prospectus Supplement with your records.